UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 8, 2009

4C CONTROLS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52074	98-0446287
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 21st Floor
New York, NY 10005
(Address of principal executive offices)

(866) 515-7069
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

ITIGROUP Corporation investment in 4C SatImage Ltd.

On April 8, 2009, the ITIGROUP Corporation, an international logistics and software security group, announced that it is becoming a shareholder and strategic partner of 4C SatImage Ltd., a subsidiary 4C Controls Inc.

Change of Address

The Company has changed its address to 100 Wall Street, 21st Floor, New York, NY 10005.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit.

Exhibit 99.1	Announcement dated April 8, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

4C CONTROLS INC.

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

Date: April 20, 2009